UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2016

Glaukos Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

26051 Merit Circle, Suite 103 Laguna Hills, California	95263
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)                                 The annual meeting of stockholders (the “Annual Meeting”) of Glaukos Corporation (the “Company”) was held on June 2, 2016.

(b)                                 At the Annual Meeting, the Company’s stockholders (i) elected the two nominees identified in the table below to the Board of Directors of the Company to serve as Class I directors until the Company’s 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified and (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

	For	Withheld	Broker Non- Votes
Mark J. Foley	17,836,578	1,679,732	2,277,776
David F. Hoffmeister	18,204,119	1,312,191	2,277,776

Auditor Ratification

For	Against	Abstain
21,698,516	93,222	2,348

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLAUKOS CORPORATION

/s/ Richard L. Harrison
Name:	Richard L. Harrison
Title:	Chief Financial Officer

Dated:  June 3, 2016

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